Exhibit 99.1

Contact:

investorrelations@smith-wesson.com

(413) 747-3448

Smith & Wesson Brands, Inc. Reports

Fourth Quarter and Full Year Fiscal 2021 Financial Results

•	Annual Net Sales of $1.1 Billion; Net Income of $243.6 Million

•	Annual EPS of $4.40/Share (GAAP)

•	Q4 Net Sales of $322.9 million; Net Income of $89.2 Million

•	Q4 EPS of $1.70/Share (GAAP)

•	New $50M Share Buyback Program and a 60%/Share Quarterly Dividend Increase

SPRINGFIELD, Mass., June 17, 2021 – Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI), a U.S.-based leader in firearm manufacturing and design, today announced financial results for the fourth quarter and full fiscal year 2021, ended April 30, 2021. On August 24, 2020, the company completed the previously announced spin-off of its outdoor products and accessories business. Therefore, as of the second quarter, all historical financial information for that business is reported as discontinued operations. Unless otherwise indicated, any reference to income statement items refers to results from continuing operations.

Fourth Quarter Fiscal 2021 Financial Highlights

•	Quarterly net sales were $322.9 million compared with $193.0 million for the comparable quarter last year, an increase of 67.3%.

•	Gross margin for the quarter was 45.1% compared with 32.2% for the comparable quarter last year.

•	Quarterly GAAP net income was a record $89.2 million, or $1.70 per diluted share, compared with $20.9 million, or $0.38 per diluted share, for the comparable quarter last year.

•

Quarterly non-GAAP net income was $89.6 million, or $1.71 per diluted share, compared with $27.5 million, or $0.50 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments for income exclude costs related to the spin-off of the outdoor products and accessories business, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $125.6 million, or 38.9% of net sales, compared with $51.6 million, or 26.7% of net sales, for the comparable quarter last year.

Full year Fiscal 2021 Financial Highlights

•	Full year net sales were $1.1 billion compared with $529.6 million for the prior year, an increase of 100%.

•	Gross margin of 42.4% compared with 31.3% for the prior year.

•	Full year GAAP net income was $243.6 million, or $4.40 per diluted share, compared with GAAP net income of $27.7 million, or $0.50 per diluted share, for the prior year.

•

Full year non-GAAP net income was $251.5 million, or $4.54 per diluted share, compared with $32.1 million, or $0.58 per diluted share, for the prior year. GAAP to non-GAAP adjustments for income exclude costs related to the spin-off of the outdoor products and accessories business, COVID-19 related expenses, and other costs. For a detailed reconciliation, see the schedules that follow in this release.

•	Full year non-GAAP Adjusted EBITDAS was $366.6 million, or 34.6% of net sales, compared with $92.7 million, or 17.5% of net sales, for the prior year.

Mark Smith, President and Chief Executive Officer, commented, “The results of the past year, in spite of the unthinkable challenges that we faced as a nation and as a company, are a tremendous testament to the resolve of our dedicated employees, the power of the Smith & Wesson brand, and the strength of the partnerships we have with our customers. Our employees more than doubled the prior year sales, passed a milestone of $1 billion in revenue, and by every financial and operating metric, have delivered the most successful year in the 169 year history of the company. But most importantly, we have set a rock solid foundation for the long term success of the company, with astounding market share growth. During the past fiscal year, the US firearms market experienced record growth of 42%, meanwhile shipments from Smith & Wesson far surpassed the industry, growing by 70%. Strong consumer preference for our products combined with our ability to rapidly react to the increased demand has placed us in a clear leadership position as we enter into our first full fiscal year as a standalone pure-play firearms company.”

Deana McPherson, Executive Vice President and Chief Financial Officer, commented, “The hard work and dedication of all of our employees, combined with record-breaking demand for our high-quality products drove equally record-breaking financial results for the year, including record revenue, net income, earnings per share, and cash generation. We began our first year as a pure-play firearm company with clear strategic priorities, and we have delivered on our strategy. During fiscal 2021, we invested in our business and our people, we repaid all of our bank debt, we repurchased over 10% of our outstanding common stock, and we began paying our stockholders a quarterly dividend for the first time in company history. Continuing with our capital allocation strategy, I am pleased to announce that our Board has authorized a new $50 million share repurchase program as well as a 60% increase in our quarterly dividend to 8 cents per share. This quarter’s dividend will be paid to stockholders of record on July 1st with payment to be made on July 6th.”

The amount and timing of any repurchases will depend on a number of factors, including price, trading volume, general market conditions, legal requirements, and other factors. The repurchases may be made on the open market, in block trades, or in privately negotiated transactions. Any shares of common stock repurchased under the program will be considered issued but not outstanding shares of the company’s common stock.

Conference Call and Webcast

The company will host a conference call and webcast on June 17, 2021, to discuss its fourth quarter and full fiscal 2021 financial and operational results. Speakers on the conference call will include Mark Smith, President and Chief Executive Officer, and Deana McPherson, Executive Vice President and Chief Financial Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 1173799. No RSVP is necessary. The conference call audio webcast can also be accessed live on the company’s website at www.smith-wesson.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include

(i) amortization of acquired intangible assets, (ii) transition costs, (iii) change in contingent consideration, (iv) CEO separation, (v) the tax effect of non-GAAP adjustments, and (vi) COVID-19 expenses; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About Smith & Wesson Brands, Inc.

Smith & Wesson Brands, Inc. (NASDAQ Global Select: SWBI) is a U.S.-based leader in firearm manufacturing and design, delivering a broad portfolio of quality handgun, long gun, and suppressor products to the global consumer and professional markets under the iconic Smith & Wesson®, M&P®, and Gemtech® brands. The company also provides manufacturing services including forging, machining, and precision plastic injection molding services. For more information call (844) 363-5386 or visit www.smith-wesson.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that we have set a rock solid foundation for the long-term success of the company, with astounding market share growth; and our belief that strong consumer preference for our products combined with our ability to rapidly react to the increased demand has placed us in a clear leadership position as we enter into our first full fiscal year as a standalone pure-play firearms company. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability, and costs of raw materials and components; our anticipated growth and growth opportunities; our strategies; our ability to maintain and enhance brand recognition and reputation; our ability to introduce new products; the success of new products; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2021.

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	As of:
	April 30, 2021	April 30, 2020
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$113,017	$125,011
Accounts receivable, net of allowances for credit losses of $107 on April 30, 2021 and $1,038 on April 30, 2020	67,442	60,879
Inventories	78,477	103,741
Prepaid expenses and other current assets	8,408	7,556
Current assets of discontinued operations	—	94,673
Income tax receivable	909	1,595

Total current assets	268,253	393,455

Property, plant, and equipment, net	141,612	147,739
Intangibles, net	4,417	4,375
Goodwill	19,024	19,024
Other assets of discontinued operations	—	148,485
Other assets	13,082	16,437

	446,388	729,515

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$57,337	$31,476
Accrued expenses and deferred revenue	33,136	57,678
Accrued payroll and incentives	17,381	12,448
Accrued income taxes	1,157	5,503
Accrued profit sharing	14,445	2,197
Accrued warranty	2,199	3,297
Current liabilties of discontinued operations	—	17,372

Total current liabilities	125,655	129,971
Deferred income taxes	904	457
Notes and loans payable, net of current portion	—	159,171
Finance lease payable, net of current portion	38,786	39,873
Other non-current liabilities of discontinued operations	—	2,299
Other non-current liabilities	14,659	10,626

Total liabilities	180,004	342,397

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 74,222,127 issued and 49,937,329 shares outstanding on April 30, 2021 and 73,526,790 shares issued and 55,359,928 shares outstanding on April 30, 2020	74	74
Additional paid-in capital	273,431	267,630
Retained earnings	325,181	341,716
Accumulated other comprehensive income	73	73
Treasury stock, at cost (24,284,798 shares on April 30, 2021 and 18,166,862 on April 30, 2020)	(332,375)	(222,375)

Total stockholders’ equity	266,384	387,118

	$446,388	$729,515

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME/(LOSS)

	For the Three Months Ended April 30,		For the Years Ended April 30,
	2021	2020	2021	2020
	(Unaudited)
		(In thousands, except per share data)
Net sales	$322,947	$193,045	$1,059,195	$529,618
Cost of sales	177,139	130,941	610,212	363,929

Gross profit	145,808	62,104	448,983	165,689

Operating expenses:
Research and development	1,963	1,863	7,480	7,364
Selling, marketing, and distribution	10,507	11,148	42,603	41,987
General and administrative	17,207	18,119	79,268	66,033

Total operating expenses	29,677	31,130	129,351	115,384

Operating income from continuing operations	116,131	30,974	319,632	50,305

Other income/(expense), net:
Other income/(expense), net	540	67	2,252	495
Interest expense, net	(563)	(2,705)	(3,919)	(11,625)

Total other (expense)/income, net	(23)	(2,638)	(1,667)	(11,130)

Income from operations before income taxes	116,108	28,336	317,965	39,175
Income tax expense	26,929	7,438	74,394	11,522

Income from continuing operations	$89,179	$20,898	$243,571	$27,653
Discontinued operations:
(Loss)/income from discontinued operations	(144)	(87,044)	8,478	(88,883)

Net income/(loss)	$89,035	$(66,146)	$252,049	$(61,230)

Net income/(loss) per share:
Basic - continuing operations	$1.72	$0.38	$4.46	$0.50

Basic - net income/(loss)	$1.72	$(1.20)	$4.62	$(1.11)

Diluted - continuing operations	$1.70	$0.38	$4.40	$0.50

Diluted - net income/(loss)	$1.70	$(1.20)	$4.55	$(1.10)

Weighted average number of common shares outstanding:
Basic	51,816	54,983	54,613	54,983
Diluted	52,423	54,983	55,352	55,665

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Year Ended
	April 30, 2021	April 30, 2020
	(In thousands)
Cash flows from operating activities:
Income from continuing operations	$243,571	$27,653
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,575	31,972
(Gain)/loss on sale/disposition of assets	154	419
Provision for losses on notes and accounts receivable	(739)	(585)
Deferred income taxes	447	(260)
Change in fair value of contingent consideration	—	100
Stock-based compensation expense	4,706	2,357
Changes in operating assets and liabilities:
Accounts receivable	(5,824)	(198)
Inventories	25,264	(911)
Prepaid expenses and other current assets	(852)	(3,124)
Income taxes	(3,643)	6,196
Accounts payable	25,540	4,043
Accrued payroll and incentives	4,933	(5,831)
Accrued profit sharing	12,248	(355)
Accrued expenses and deferred revenue	(24,633)	21,755
Accrued warranty	(1,098)	(1,126)
Other assets	1,579	1,131
Other non-current liabilities	4,032	(2,401)

Cash provided by operating activities - continuing operations	317,260	80,835
Cash (used in)/provided by operating activities - discontinued operations	(1,926)	13,901

Net cash provided by operating activities	315,334	94,736

Cash flows from investing activities:
Refunds on machinery and equipment	310	—
Receipts from note receivable	—	786
Payments to acquire patents and software	(632)	(429)
Proceeds from sale of property and equipment	113	—
Payments to acquire property and equipment	(22,052)	(12,441)

Cash used by investing activities - continuing operations	(22,261)	(12,084)
Cash used by investing activities - discontinued operations	(1,143)	(1,874)

Net cash used in investing activities	(23,404)	(13,958)

Cash flows from financing activities:
Proceeds from loans and notes payable	25,000	228,225
Cash paid for debt issuance costs	(450)	(875)
Payments on finance lease obligation	(996)	(900)
Payments on notes and loans payable	(185,000)	(224,600)
Distribution to AOUT	(25,000)	—
Payments to acquire treasury stock	(110,000)	—
Dividend distribution	(8,223)	—
Proceeds from exercise of options to acquire common stock, including employee stock repurchase plan	3,154	2,127
Payment of employee withholding tax related to restricted stock units	(2,243)	(597)

Cash (used in)/provided by financial activities - continuing operations	(303,758)	3,380
Cash used in financial activities - discontinued operations	(166)	—

Net cash (used in)/provided by financing activities	(303,924)	3,380

Net (decrease)/increase in cash and cash equivalents	(11,994)	84,158
Cash and cash equivalents, beginning of period	125,011	40,853

Cash and cash equivalents, end of period	$113,017	$125,011

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$3,306	$11,103
Income taxes	$80,874	$6,935

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Year Ended
	April 30, 2021		April 30, 2020		April 30, 2021		April 30, 2020
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$145,808	45.1%	$62,104	32.2%	$448,983	42.4%	$165,689	31.3%
COVID-19	43	0.0%	1,899	1.0%	560	0.1%	1,899	0.4%

Non-GAAP gross profit	$145,851	45.2%	$64,003	33.2%	$449,543	42.4%	$167,588	31.6%

GAAP operating expenses	$29,677	9.2%	$31,130	16.1%	$129,351	12.2%	$115,384	21.8%
Amortization of acquired intangible assets	(83)	0.0%	(86)	0.0%	(332)	0.0%	(345)	-0.1%
Transition costs	(22)	0.0%	(4,292)	-2.2%	(7,975)	-0.8%	(5,481)	-1.0%
COVID-19	(67)	0.0%	(460)	-0.2%	(685)	-0.1%	(460)	-0.1%
Spin related stock-based compensation	(296)	-0.1%	—	—	(738)	-0.1%	—	—
CEO separation	—	—	(2,252)	-1.2%	—	—	2,002	0.4%

Non-GAAP operating expenses	$29,209	9.0%	$24,040	12.5%	$119,621	11.3%	$111,100	21.0%

GAAP operating income	$116,131	36.0%	$30,974	16.0%	$319,632	30.2%	$50,305	9.5%
Amortization of acquired intangible assets	83	0.0%	86	0.0%	332	0.0%	345	0.1%
Transition costs	22	0.0%	4,292	2.2%	7,975	0.8%	5,481	1.0%
COVID-19	110	0.0%	2,359	1.2%	1,245	0.1%	2,359	0.4%
Spin related stock-based compensation	296	0.1%	—	—	738	0.1%	—	—
CEO separation	—	—	2,252	1.2%	—	—	(2,002)	-0.4%

Non-GAAP operating income	$116,642	36.1%	$39,963	20.7%	$329,922	31.1%	$56,488	10.7%

GAAP income from continuing operations	$89,179	27.6%	$20,898	10.8%	$243,571	23.0%	$27,653	5.2%
Amortization of acquired intangible assets	83	0.0%	86	0.0%	332	0.0%	345	0.1%
Transition costs	22	0.0%	4,292	2.2%	7,975	0.8%	5,481	1.0%
COVID-19	110	0.0%	2,359	1.2%	1,245	0.1%	2,359	0.4%
Change in contingent consideration	—	—	—	—	—	—	(100)	0.0%
Spin related stock-based compensation	296	0.1%	—	—	738	0.1%	—	—
CEO separation	—	—	2,252	1.2%	—	—	(2,002)	-0.4%
Tax effect of non-GAAP adjustments	(119)	0.0%	(2,427)	-1.3%	(2,400)	-0.2%	(1,642)	-0.3%

Non-GAAP income from continuing operations	$89,571	27.7%	$27,460	14.2%	$251,461	23.7%	$32,094	6.1%

GAAP income from continuing operations per share - diluted	$1.70		$0.38		$4.40		$0.50
Amortization of acquired intangible assets	—		—		0.01		0.01
Transition costs	—		0.08		0.14		0.10
COVID-19	—		0.04		0.02		0.04
Change in contingent consideration	—		—		—		—
Spin related stock-based compensation	0.01		—		0.01		—
CEO separation	—		0.04		—		(0.04)
Tax effect of non-GAAP adjustments	—		(0.04)		(0.04)		(0.03)

Non-GAAP income from continuing operations per share - diluted	$1.71		$0.50		$4.54		$0.58

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF OPERATING CASH FLOW FROM CONTINUING OPERATIONS TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Year Ended
	April 30, 2021	April 30, 2020	April 30, 2021	April 30, 2020
Net cash provided by in operating activities	$118,823	$107,472	$317,260	$80,835
Net cash used in investing activities	(3,691)	(1,277)	(22,261)	(12,084)
Receipts from note receivable	—	(786)	—	(786)

Free cash flow	$115,132	$105,409	$294,999	$67,965

SMITH & WESSON BRANDS, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended		For the Year Ended
	April 30, 2021	April 30, 2020	April 30, 2021	April 30, 2020
GAAP income from continuing operations	$89,179	$20,898	$243,571	$27,653
Interest expense	585	2,663	4,056	11,625
Income tax expense	26,929	11,522	74,394	11,522
Depreciation and amortization	7,420	7,433	30,685	31,209
Stock-based compensation expense	1,314	1,416	4,706	2,357
Change in contingent consideration	—	—	—	(100)
COVID-19	110	2,359	1,245	2,359
Transition costs	22	4,292	7,975	5,481
CEO separation	—	1,037	—	627

Non-GAAP Adjusted EBITDAS	$125,559	$51,620	$366,632	$92,733